Transamerica 10f-3 Equity Report January 2013




                                                                              Unit Price of
               Offering Date/                                                 Offering/Price
Fund             Trade Date   Issuer/Security   Cusip   Offering Type  Shares Paid Per Unit  Spread Total Price Paid
----           -------------- ---------------  -------- -------------  ------ -------------- ------ ----------------
Transamerica
  Series
  Trust- JP
  Morgan
  Enhanced
  Index
  Portfolio







                               Zoetis, Inc.                  US
                 1/31/2013     (ZTS) IPO       98978V10  Registered    2,700      $26.00     0.962      $ 70,200
Transacmerica
  Series
  Trust-
  Multi-
  Managed
  Balanced
  Portfolio








                               Zoetis, Inc.                  US
                 1/31/2013     (ZTS) IPO       98978V10  Registered    4,100      $26.00     0.962      $106,600
Transacmerica
  Series
  Trust- JP
  Morgan
  Tactical
  Allocation
  Portfolio








                               Zoetis, Inc.                  US
                 1/31/2013     (ZTS) IPO       98978V10  Registered    1,000      $26.00     0.962      $ 26,000

                                                                           Total Price Paid
                                                                           by the Fund Plus
                                                             Total Shares  Total Price paid
               Underwriter From                              Purchased by For Same Securities
                Whom the Fund    Total Shares Total Size of   Investment   Purchased By the
Fund              Purchased        Offered    the Offering    Management   Same Sub-adviser   % of Offering
----           ----------------  ------------ -------------- ------------ ------------------- -------------
Transamerica
  Series
  Trust- JP
  Morgan
  Enhanced
  Index
  Portfolio







                BofA Merrill
                Lynch             86,100,000  $2,238,600,000  1,634,300       $42,491,800         1.90%
Transacmerica
  Series
  Trust-
  Multi-
  Managed
  Balanced
  Portfolio








                BofA Merrill
                Lynch             86,100,000  $2,238,600,000  1,634,300       $42,491,800         1.90%
Transacmerica
  Series
  Trust- JP
  Morgan
  Tactical
  Allocation
  Portfolio








                BofA Merrill
                Lynch             86,100,000  $2,238,600,000  1,634,300       $42,491,800         1.90%





Fund
----
Transamerica   JP Morgan/BofA Merrill
  Series       Lynch/ Morgan Stanley/
  Trust- JP    Barclays/ Citigroup/
  Morgan       Credit Suisse/ Deutsche
  Enhanced     Bank Securities/
  Index        Goldman, Sachs & Co./
  Portfolio    Guggenheim Securities/
               Jeffries/ BNP Paribus/
               HSBC/ Loop Capital
               Markets/ RBC Capital
               Markets/ The Williams
               Capital Group, LP/ UBS
               Investment Bank/
               Lebenthal Capital
               Markets/ Piper Jaffray/
               Ramirez & Co., Inc.
Transacmerica  JP Morgan/ BofA
  Series       Merrill Lynch/ Morgan
  Trust-       Stanley/ Barclays/
  Multi-       Citigroup/ Credit
  Managed      Suisse/ Deutsche Bank
  Balanced     Securities/ Goldman,
  Portfolio    Sachs & Co./
               Guggenheim Securities/
               Jeffries/ BNP Paribus/
               HSBC/ Loop Capital
               Markets/ RBC Capital
               Markets/ The Williams
               Capital Group, LP/ UBS
               Investment Bank/
               Lebenthal Capital
               Markets/ Piper Jaffray/
               Ramirez & Co., Inc.
Transacmerica  JP Morgan/ BofA
  Series       Merrill Lynch/ Morgan
  Trust- JP    Stanley/ Barclays/
  Morgan       Citigroup/ Credit
  Tactical     Suisse/ Deutsche Bank
  Allocation   Securities/ Goldman,
  Portfolio    Sachs & Co./
               Guggenheim Securities/
               Jeffries/ BNP Paribus/
               HSBC/ Loop Capital
               Markets/ RBC Capital
               Markets/ The Williams
               Capital Group, LP/ UBS
               Investment Bank/
               Lebenthal Capital
               Markets/ Piper Jaffray/
               Ramirez & Co., Inc.

Transamerica 10f-3 Equity Report February 2013
There were no 10f-3 equity transactions during February 2013.

Transamerica 10f-3 Equity Report March 2013
There were no 10f-3 equity transactions during March 2013.